SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On May 5, 2010, FTI Consulting, Inc. (“FTI”) issued its press release (the “Press Release”) reporting its financial results for the three months ended March 31, 2010. The full text of the Press Release (including financial tables) is set forth in Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01.	Regulation FD Disclosure

FTI defines “adjusted EBITDA” as consolidated operating income before depreciation, amortization of intangible assets and special charges plus non-operating litigation settlements. FTI defines “adjusted segment EBITDA” as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets and special charges plus non-operating litigation settlements. FTI defines adjusted earnings per diluted share (“adjusted EPS”) as earnings per diluted share less the effect of special charges that were incurred in the applicable year. Although adjusted EBITDA, adjusted segment EBITDA and adjusted EPS are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), FTI believes that they can be useful operating performance measures for evaluating its results of operation as compared from period-to-period and as compared to its competitors. Consolidated operating income before depreciation and amortization of intangible assets, EBITDA, or EBITDA as adjusted, from time to time, are common alternative measures of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in FTI’s industry. FTI uses EBITDA or EBITDA as adjusted, from time to time, to evaluate and compare the operating performance of its segments and EBITDA is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA or EBITDA as adjusted, from time to time, to value businesses it acquires or it anticipates acquiring. Adjusted EBITDA, adjusted segment EBITDA and adjusted EPS exclude certain items to provide better comparability from period-to-period.

A reconciliation of adjusted EBITDA to operating income and adjusted segment EBITDA to income before income tax provision, for the three months ended March 31, 2010 are included in the financial tables, which are part of the Press Release furnished as Exhibit 99.1. A reconciliation of adjusted EPS to earnings per diluted share is also included in the financial tables, which are part of the Press Release furnished as Exhibit 99.1.

EBITDA, adjusted EBITDA and adjusted EPS, and similar terms, will not be defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI’s statements of income.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 5, 2010 (including Financial Tables), of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 6, 2010	By:	/S/ ERIC B. MILLER
Eric B. Miller Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2010 (including Financial Tables), of FTI Consulting, Inc.